EXHIBIT 99.1

PTEK Holdings, Inc.

$75,000,000

5% Convertible Subordinated Notes due 2008

PURCHASE AGREEMENT

August 8, 2003

CIBC WORLD MARKETS CORP.

UBS SECURITIES LLC

c/o CIBC WORLD MARKETS CORP.

425 Lexington Avenue

New York, New York 10017

Ladies and Gentlemen:

PTEK Holdings, Inc., a Georgia corporation (the “Company”), hereby confirms its agreement with you (the “Initial Purchasers”), as set forth below.

1. The Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $75,000,000 aggregate principal amount of its 5% Convertible Subordinated Notes due 2008 (the “Firm Notes”) and also proposes to grant to the Initial Purchasers an option, exercisable by the Initial Purchasers at any time (but not more than once) on or before the thirtieth (30th) day following the date of this agreement (the “Agreement”), to purchase up to an additional $10,000,000 aggregate principal amount of 5% Convertible Subordinated Notes due 2008 (the “Optional Notes”). The Firm Notes and the Optional Notes are herein collectively referred to as the “Notes.” The Notes are to be issued pursuant to an indenture (the “Indenture”), to be dated as of August 12, 2003, between the Company and SunTrust Bank, as trustee (the “Trustee”). The Notes will be convertible into shares (the “Underlying Securities”) of common stock, par value $.01 per share, of the Company (the “Common Stock”).

The Notes will be offered and sold to the Initial Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, the “Securities Act”), in reliance on exemptions therefrom.

In connection with the sale of the Notes, the Company has prepared a preliminary offering circular dated August 6, 2003 (including the documents incorporated by reference therein) (the “Preliminary Circular”), and a final offering circular to be dated the date hereof (including the documents incorporated by reference therein) (the “Final Circular” and, together with the Preliminary Circular, the “Circular”), each setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and its Subsidiaries (as defined herein) and any material developments relating to the Company and its Subsidiaries occurring after the date of the most recent historical financial statements included therein. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in any Circular (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in any Circular.

The Company understands that the Initial Purchasers propose to make an offering of the Notes only on the terms and in the manner set forth in the Circular and Section 9 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers (“QIBs”) as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time (“Rule 144A”), in transactions under Rule 144A and (ii) outside the United States to certain persons in reliance on Regulation S under the Securities Act.

The Initial Purchasers and their direct and indirect transferees of the Notes will be entitled to the benefits of a Registration Rights Agreement to be dated as of August 12, 2003 among the parties hereto, a form of which is attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed, among other things, to file a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of the Notes by holders thereof.

The Notes, the Underlying Securities, the Indenture, the Registration Rights Agreement and this Agreement are herein collectively referred to as the “Transaction Documents.”

2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Initial Purchasers that:

(a) Neither the Preliminary Circular as of the date thereof nor the Final Circular, nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below), or up to the Additional Closing Date (as defined in Section 3 below), if any, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2 do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Preliminary Circular or the Final Circular or any amendment or supplement thereto. The Preliminary Circular or the Final Circular or any amendment or supplement thereto complied or will comply in all material respects with the Securities Act. The documents incorporated or deemed to be incorporated by reference in any Circular, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the

Commission promulgated thereunder, the “Exchange Act”) and the Securities Act, as applicable.

(b) None of the documents that are incorporated by reference into the Circular, when such documents became effective or were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Preliminary Circular and the Final Circular, when such documents become effective or are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company and its Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Circular, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”). Except as disclosed in the Final Circular, the Company does not have any subsidiaries and does not own any interest in or control, directly or indirectly, any corporation, association, partnership, joint venture, trust or other organization or entity other than the subsidiaries listed on Schedule I (each a “Subsidiary”, and collectively, the “Subsidiaries”).

(d) The Company has an authorized capitalization as set forth in the Circular under the heading “Description of Share Capital.” All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Final Circular or for options granted under existing stock option plans, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its “Significant Subsidiaries” (as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act), or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Significant Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Circular; and all the outstanding shares of capital stock or other equity interests of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise described in the Final Circular) are owned directly or indirectly by the Company (except for director or nominee shares), free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(e) The Company has the requisite power and authority to execute and deliver the Notes and perform its obligations thereunder. The Notes have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”); the Notes are in the form contemplated by the Indenture.

(f) The Company has the requisite power and authority to execute and deliver the Indenture and perform its obligations thereunder. The Indenture has been duly and validly authorized by the Company and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

(g) The Company has duly authorized and duly reserved the Underlying Securities in sufficient numbers for issuance by the Company upon conversion of the Notes and, when issued upon conversion of the Notes in accordance with the terms of the Notes, the Underlying Securities will be validly issued, fully paid and nonassessable, and the issuance of the Underlying Securities is not and upon issuance will not be subject to any preemptive rights or similar rights.

(h) The Company has the requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

(i) The Company has the requisite power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder. The Registration Rights Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

(j) The Notes, the Underlying Securities, the Indenture, this Agreement and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Circular.

(k) No consent, approval, authorization, license, qualification, exemption or order of any court or governmental, or regulatory, agency or body or third party is required for the performance of any of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated hereby and thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Circular, except as has already been acquired or as may be required: (a) under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and (b) by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Final Circular which are required to be obtained by the Closing Date or the Additional Closing Date, as the case may be, have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

(l) None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in this Agreement, the Registration Rights Agreement, the Indenture or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

(m) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Notes, the Underlying Securities, and the

Indenture, the consummation by the Company of the transactions contemplated hereby and thereby and by the Circular (including the application of the proceeds of the issuance of the Notes as described in the Final Circular) and the fulfillment of the terms hereof and thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with written notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party that is material to the Company or its Subsidiaries, (ii) the certificate of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets of the Company or any of the Subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

(n) The audited consolidated financial statements included in the Final Circular present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements together with the notes thereto included in the Circular present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the summary financial and statistical data included in the Final Circular present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and PricewaterhouseCoopers LLP, which has examined certain of such financial statements as set forth in its reports included in the Final Circular, is an independent public accounting firm as required by the Securities Act.

(o) Except as described in the Final Circular, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which the Company or any of the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the transactions contemplated hereby or the issuance or sale of the

Notes to be sold hereunder or the application of the proceeds therefrom as described in the Final Circular or the other transactions described in the Final Circular.

(p) None of the Company or the Subsidiaries has, and, after giving effect to the transactions contemplated hereby and the issuance and sale of the Notes, will not have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”)), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in Section 3(3) of ERISA) as to which the Company or the Subsidiaries has or could have any direct or indirect, actual or contingent liability. With respect to such plans, the Company and the Subsidiaries are, and, after giving effect to the transactions contemplated hereby and the issuance and sale of the Notes, will be, in compliance in all material respects with all provisions of the Code and ERISA.

(q) The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their business as described in the Circular. Except as disclosed in the Circular, none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

(r) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Circular (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Circular and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(s) Subsequent to the respective dates as of which information is given in the Final Circular and except as described or contemplated therein, (i) the Company and its

Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, in either case whether or not in the ordinary course of business, (ii) the Company and its Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company), (iii) there has not been any other change in the capital stock or any material increase in the consolidated short-term or long-term debt of the Company or any of its Subsidiaries, (iv) there has not occurred any material change, or any development involving a prospective material change, in or affecting the business, condition (financial or other), properties, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, not contemplated by the Final Circular and (v) the Company and its Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

(t) There are no legal or governmental proceedings, nor are there any contracts or other documents, required by the Securities Act to be described in a prospectus that are not described in the Final Circular. Except as described in the Final Circular, none of the Company or any of its Subsidiaries is in default under any of the contracts described in the Final Circular, has received a written notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

(u) None of the Company or any of its Subsidiaries has taken or will take any action that would cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date, or the Additional Closing Date, as the case may be.

(v) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

(w) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Circular, will not be an “investment company”

or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(x) None of the Company or its Subsidiaries or, to the knowledge of the Company, any of such entities directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Notes.

(y) None of the Company, its Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 9 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(z) No securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(aa) Except as set forth in the Final Circular, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

(bb) Each of the Company and the Subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties. None of the Company or the Subsidiaries has been refused any insurance coverage sought or applied for, or has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.

(cc) Each of the Company and its consolidated subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(dd) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, and its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures provide reasonable assurances that the information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in the time periods specified in the rules and forms of the Commission; the Company’s auditors and the Audit Committee of the board of directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ee) The Company has provided to the Initial Purchasers true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company or to any family member or affiliate of any director or executive officer of the Company, since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or to or for any family member or affiliate of any director or executive officer of the Company or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(ff) Other than as stated in the Final Circular, no holder of securities of the Company or any of its Subsidiaries will be entitled to have such securities registered, or any similar rights, under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(gg) The statistical and market and industry-related data included in the Final Circular are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(hh) Except as stated in the Final Circular, the Company does not know of any claims for services, either in the nature of a finder’s fee or financial advisory fee, with respect to the offering of the Notes and the transactions contemplated by the Final Circular, except as described in the Final Circular.

(ii) None of the Company, its Subsidiaries, any of its respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act (“Regulation S”)) with respect to the Notes and the Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf have acted in accordance with the offering restrictions requirement of Regulation S.

(jj) During the last five years, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company (subject to customary non-assignment provisions contained in commercial arrangements and loan agreements).

(ll) The Company is in material compliance with applicable provisions of the Sarbanes-Oxley Act that are effective and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(mm) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

Any certificate signed by any officer of the Company or any Subsidiary and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the Notes, at 97.25% of their principal amount as set forth in Schedule II.

In addition, the Initial Purchasers may, upon written notice (the “Notice”) given to the Company at any time (but not more than once) on or before the thirtieth (30th) day subsequent to the date of this Agreement, purchase all or less than all of the Optional Notes at the purchase price of the Notes. The Company agrees to sell to the Initial Purchasers the aggregate principal amount of Optional Notes specified in the Notice and the Initial Purchasers agree to purchase such Optional Notes.

One or more certificates in definitive form for the Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon written notice to the Company at least 48 hours prior to the Closing Date or the Additional Closing Date, as the case may be, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Initial Purchasers, of the purchase price therefore by wire transfer of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Notes shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, with respect to the Firm Notes, at 9:00 A.M., New York time, on August 12, 2003, or at such date as the Initial Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date,” and with respect to the Optional Notes, such time and date determined by the Initial Purchasers which may be the same time and date as the Closing Date but shall not be earlier than the Closing Date, such time and date of delivery against payment being herein referred to as the “Additional Closing Date.” The Company will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchasers at the offices in New York, New York of CIBC World Markets Corp. at least 24 hours prior to the Closing Date or the Additional Closing Date, as the case may be.

4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Notes at the price and upon the terms set forth in the Final Circular as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

5. Certain Covenants. The Company covenants and agrees with the Initial Purchasers that:

(a) The Company will not amend or supplement the Final Circular or any amendment or supplement thereto of which the Initial Purchasers shall not have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given their consent (which consent shall not be unreasonably withheld). The Company will promptly, upon the reasonable request of the Initial Purchasers, make any amendments or supplements to the Preliminary Circular or the Final Circular that may be necessary in connection with the resale of the Notes by the Initial Purchasers.

(b) The Company will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes by the Initial Purchasers; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject.

(c) If, at any time prior to the completion of the resale by the Initial Purchasers of the Notes, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers, to amend or supplement the Final Circular in order to make such Final Circular not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Final Circular in order to comply with applicable laws, rules or regulations, the Company shall (subject to Section 5(i)) forthwith amend or supplement such Final Circular at its own expense so that, as so amended or supplemented, such Final Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with all applicable laws, rules or regulations.

(d) The Company agrees that, without the prior written consent of the Initial Purchasers, it will not, during the period ending ninety (90) days after the date of the Final Circular, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of its common stock (other than the issuance of Common Stock upon conversion of the Notes or the exercise of any outstanding options) or any securities convertible into or exercisable or exchangeable for its common stock (other than pursuant to employee stock option, stock purchase and 401(k) plans and other than upon the conversion or exchange of outstanding convertible or exchangeable securities outstanding as of the date of the Final Circular).

(e) The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of each Preliminary Circular or Final Circular or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

(f) The Company will not and will use its commercially reasonable best efforts to cause any of its Affiliates not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

(g) For so long as any of the Notes remain outstanding, the Company will furnish to the Initial Purchasers (a) as soon as available, a copy of each report or other communication (financial or otherwise) of the Company mailed to the Trustee or holders of the Notes or stockholders or filed with the Commission or any national securities exchange on which any class of securities of the Company may be listed (except to the extent such communication is publicly available), and (b) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request to the extent such provision of information would not be prohibited by any applicable laws, including but not limited to Regulation FD.

(h) The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Final Circular.

(i) Prior to the Closing Date and again prior to the Additional Closing Date, if any, upon request by the Initial Purchasers, the Company will furnish to the Initial Purchasers, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company and the Subsidiaries, for any period subsequent to the period covered by the most recent financial statements appearing in the Final Circular.

(j) The Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(k) For so long as any of the Notes remain outstanding, the Company will make available at its expense, upon request, to any holder and beneficial owner of Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(l) The Company will use its commercially reasonable best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the “NASD”) relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the “Portal Market”) and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(m) In connection with Notes offered and sold in an offshore transaction (as defined in Regulation S), the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

(n) The Company will not become, at any time prior to the expiration of three years after the Closing Date or the Additional Closing Date, if any, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(o) During the period of two years after the Closing Date, the Company will not, and will cause its “affiliates” (as defined in Rule 144 under the Securities Act) not to purchase or agree to purchase or otherwise acquire and then resell any of the Notes which constitute “restricted securities” under Rule 144(a)(3) under the Securities Act, whether as beneficial owner or otherwise.

The Company will use its commercially reasonable best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents prior to or after the Closing Date or the Additional Closing Date, if any, and to satisfy all conditions precedent on its part to the obligations of the Initial Purchaser to purchase and accept delivery of the Notes and to list the Underlying Securities on the Nasdaq National Market (the “Nasdaq”).

6. Expenses. Notwithstanding any termination of this Agreement (pursuant to Section 11 or otherwise), the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and of the other Transaction Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (ii) the preparation, printing or reproduction of each Preliminary Circular, the Final Circular and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Circular, the Final Circular and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes and trustees’ fees; (v) the reproduction and delivery of this Agreement and the other Transaction Documents, the preliminary and supplemental “Blue Sky” memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Notes; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the fees, expenses and disbursements of legal counsel to the Initial Purchasers, relating to such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the NASD (including the reasonable fees and disbursements of counsel to the Initial Purchasers in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Notes); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) fees and expenses of the Trustee including reasonable fees and expenses of its counsel; (xi) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market; (xii) any fees charged by investment rating agencies for the rating of the Notes; and (xiii) all expenses and application fees related to the listing of the Underlying Securities.

Unless this Agreement is terminated under Sections 11(a)(ii), 11a(iii), or 11a(iv) hereof, if this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (other than by reason of a default or omission by the Initial Purchasers of their obligations hereunder) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection herewith, but in no event will the Company be liable to the Initial Purchasers for damages on account of loss of anticipated profits from the sale of the Notes.

7. Conditions of the Initial Purchasers’ Obligations. The obligation of the Initial Purchasers to purchase and pay for the Firm Notes on the Closing Date and the Optional Notes on the Additional Closing Date, if any, is subject to the accuracy of the representations and warranties contained herein, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Initial Purchasers:

(i) The Initial Purchasers shall have received an opinion of counsel to the Company in form and substance satisfactory to the Initial Purchasers and Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, dated the Closing Date, and again on the Additional Closing Date, if any, of Alston & Bird LLP, substantially in the form of Exhibit B hereto. In rendering such opinion, Alston & Bird LLP shall have received and may rely upon such certificates and other documents and information, including one or more opinions of local counsel reasonably acceptable to the Initial Purchasers and Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Alston & Bird LLP, may state that their opinion is limited to matters of Georgia, New York and federal law.

(ii) The Initial Purchasers shall have received an opinion of counsel to the Company in form and substance satisfactory to the Initial Purchasers and Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, dated the Closing Date, and again on the Additional Closing Date, if any, of the General Counsel of the Company, substantially in the form of Exhibit C hereto.

(iii) The Initial Purchasers shall have received an opinion, dated the Closing Date, and again on the Additional Closing Date, if any, of Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may require. In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel LLP may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

(iv) The Initial Purchasers shall have received from PricewaterhouseCoopers LLP, independent public accountants for the Company, “comfort” letters dated the date hereof and the Closing Date and the Additional Closing Date, if any, in form and substance reasonably satisfactory to the Initial Purchasers and Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers.

(v) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the Closing Date and the Additional Closing Date, if any; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(vi) There shall not have been any change in the capital stock of the Company or the Subsidiaries or any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Final Circular and the Company and the Subsidiaries shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Final Circular.

(vii) Subsequent to the execution and delivery of this Agreement and since the date of the most recent financial statements in the Final Circular (exclusive of any amendment or supplement thereto after the date hereof) (a) no Material Adverse Effect shall have occurred or shall exist, which event or condition is not described in the Final

Circular (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Final Circular and (b) there shall not have occurred any event or development relating to or involving any of the Company or the Subsidiaries or any of the officers or directors of the Company or the Subsidiaries that makes any statement of a material fact untrue or omits to state a material fact in the Final Circular or that, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Final Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(viii) None of the issuance and sale of the Notes pursuant to this Agreement or any of the transactions contemplated by any of the Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company or against the Initial Purchasers relating to the issuance of the Notes or the Initial Purchasers’ activities in connection therewith or any other transactions contemplated by this Agreement, the Final Circular or the Transaction Documents.

(ix) Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Circular (exclusive of any amendment or supplement thereto after the date hereof), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by or disclosed in the Final Circular that, in the opinion of the Initial Purchasers, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving any of the Company or the Subsidiaries or any of the officers or directors of the Company or the Subsidiaries, that makes any statement of a material fact untrue or omits to state a material fact in the Final Circular or that, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Final Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(x) The Initial Purchasers shall have received certificates, dated the Closing Date and the Additional Closing Date, if any, and signed by the chief executive officer and the chief financial officer of the Company, to the effect that:

a.	All of the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

b.	The issuance and sale of the Notes pursuant to this Agreement or the Final Circular and the consummation of the transactions contemplated by the Transaction Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company relating to the issuance of the Notes or the Initial Purchasers’ activities in connection therewith or in connection with any other transactions contemplated by this Agreement, the Final Circular or the Transaction Documents.

c.	Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Circular (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred (i) any change, or any development involving a prospective change, in or affecting the business, condition (financial or other), properties, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, not contemplated by or disclosed in the Final Circular that would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving any of the Company or the Subsidiaries or any of the respective officers or directors of the Company or its Subsidiaries that makes any statement of a material fact untrue or omits to state a material fact in the Final Circular or that requires the making of any addition to or change in the Final Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

d.	There has not been any change in the capital stock of the Company or its Subsidiaries nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Final Circular and the Company and its Subsidiaries have no liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Final Circular.

e.	At the Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement or the Transaction

Documents, there exists no Default or Event of Default (as defined in the Indenture).

(xi) Each of the Transaction Documents and each other agreement or instrument executed in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

(xii) All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement, the Transaction Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. The Initial Purchaser and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

(xiii) The Company shall apply the proceeds from the issuance and sale of the Notes as described under “Use of Proceeds” in the Final Circular.

(xiv) There shall not have been any announcement by any “nationally recognized statistical rating organization,” as defined for purposes of Rule 436(g) under the Securities Act, that (A) it is downgrading its rating assigned to any debt securities of the Company, or (B) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

(xv) On or before the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement, substantially in the form attached as Exhibit A, executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date.

(xvi) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

(xvii) The Initial Purchaser shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and the Subsidiaries listed on Schedule III in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(xviii) The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between the Initial Purchasers and each of the executive officers and directors of the Company listed on Exhibit D-1 hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Initial Purchasers as of the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel to the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchaser shall reasonably request.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each director, officer, employee or agent of the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Initial Purchasers or such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Circular or the Final Circular or any amendment or supplement thereto; or

(ii) the omission or alleged omission to state, in the Preliminary Circular or the Final Circular or any amendment or supplement thereto, or any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Notes under the securities or “Blue Sky” laws thereof or filed with the Commission or any securities association or securities exchange (collectively, the “Documents”) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers and each such director, officer, employee, agent or controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers or such director, officer, employee, agent or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that the Company will be liable in any such case to an Initial Purchaser or any director, officer, employee, agent or controlling person of such Initial Purchaser to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Circular or the Final Circular or any amendment or supplement thereto, or any Document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company further agrees that the indemnification, contribution and reimbursement commitments set forth in this Section 8 shall apply whether or not any Initial Purchaser is a formal party to any such lawsuits, claims or other proceedings.

(b) The Initial Purchasers, severally and not jointly, will indemnify and hold harmless the Company, its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Circular or the Final Circular or any amendment or supplement thereto or any Document, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c) Neither the Company nor the Initial Purchasers will, without the prior written consent of the other indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the other indemnified party may be sought hereunder (whether or not the other indemnified party or any person who controls the other indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of the other indemnified party and each such director, officer, employee, agent or controlling person from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act or otherwise, by or on behalf of or with respect to the other indemnified party or any such director, officer, employee, agent or controlling person or any adverse statement with respect to the character, professionalism, expertise or reputation of any such person or any action or inaction of any such person. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 8(a) or (b) except to the extent that the indemnifying party is unaware of the commencement of such action and such omission results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable out-of-pocket costs of investigation, incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. No indemnifying party shall be liable for the costs and expenses of any settlement of any such claim or action effected without its written consent, but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation pursuant to relative benefits alone, as provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the Initial Purchasers on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts and commissions received by the Initial Purchasers under this Agreement, less the aggregate amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of the untrue or alleged untrue statements, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each director, officer, employee or agent of and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director, officer, employee and agent of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

(e) Notwithstanding anything to the contrary in this Section 8, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

9. Offering of Notes; Restrictions on Transfer. (a) Each Initial Purchaser represents and warrants as to itself only that it is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of any investment in the Notes. The Initial Purchaser is not acquiring the securities with a view to any public distribution thereof or with any present intention of offering or securing any of the Securities in a transaction that would violate the Securities Act or the Securities laws of any state of the

United States or any other applicable jurisdiction. Each Initial Purchaser agrees with the Company as to itself only that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Final Circular.

(b) Each Initial Purchaser represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Circular or any such other material, in all cases at its own expense; (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, or the Additional Closing Date, as the case may be, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S.”

Terms used in this Section 9 and not defined in this Agreement have the meanings given to them in Regulation S.

(c) The Initial Purchasers acknowledge that for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7(i) and 7 (ii) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchasers or any controlling person referred to in Section 8 hereof and (ii) delivery of, payment for or disposition of the Notes, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company, the Initial Purchasers and indemnified parties referred to in Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by written notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or the Additional Closing Date, as the case may be, or if at or prior to the Closing Date, or the Additional Closing Date, as the case may be:

(i) (A) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, has had or has a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole or (B) there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company or any Subsidiary), in the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Final Circular (exclusive of any amendment or supplement thereto), that, in the case of (A) or (B) above, in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the delivery of the Notes as contemplated by the Final Circular, as amended as of the date hereof;

(ii) trading in securities of the Company or any Subsidiary or in securities generally on the New York Stock Exchange, the American Stock Exchange or the

Nasdaq shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

(iii) a banking moratorium shall have been declared by New York or United States authorities;

(iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above, in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the delivery of the Notes as contemplated by the Final Circular, as amended as of the date hereof; or

(v) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any “watch list” for possible downgrading by any nationally recognized statistical rating organization.

(b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

12. Notices. All communications hereunder shall be in writing and (i) if sent to the Initial Purchasers, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to CIBC World Markets Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Investment Banking, and with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq. and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to PTEK Holdings, Inc., 3399 Peachtree Road, N.E., The Lenox Building, Suite 700, Atlanta, Georgia 30326, Attention: Patrick G. Jones, General Counsel, and with a copy to Alston & Bird LLP, 601 Pennsylvania Avenue, N.W., North Building, 10th Floor, Washington, D.C. 20004, Attention: David E. Brown, Jr., Esq.

All such notices and communications shall be deemed to have been duly given when made in writing and: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

13. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Company and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

14. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Initial Purchasers at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Initial Purchasers from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Initial Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

15. Information Supplied by the Initial Purchasers. The statements set forth in the second, fifth and sixth paragraphs under the heading “Plan of Distribution” in the Final Circular (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for purposes of Section 8 hereof.

16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Initial Purchasers.

Very truly yours,

PTEK HOLDINGS, INC.

By: /s/ Patrick G. Jones

Name: Patrick G. Jones

Title:   Executive Vice President,

            Chief Legal Officer and

            Corporate Secretary

The foregoing Agreement is hereby confirmed and

accepted as of the date first above written.

CIBC WORLD MARKETS CORP.

By: /s/ Michael Cochrane

        Name: Michael Cochrane

        Title:   Managing Director

For themselves and the other Initial

Purchaser named in Schedule II

to the foregoing Purchase Agreement.

Schedule I

American Teleconferencing Services, Ltd. (d/b/a Premiere Conferencing)	Missouri
Comwave UK, Ltd.	United Kingdom
Connaught Commercial Services Limited	United Kingdom
EBIS Communications, Inc.	Georgia
Intellivoice Communications, LLC	Delaware
PCI Acquisition Corp.	Georgia
PCI Network Services, Inc.	Georgia
Premiere Communications, Inc.	Florida
Premiere Conferencing (Canada) Limited	Canada
Premiere Conferencing (Hong Kong) Limited	Hong Kong
Premiere Conferencing (Ireland) Limited	Ireland
Premiere Conferencing (Japan), Inc.	Japan
Premiere Conferencing (UK) Limited	United Kingdom
Premiere Conferencing GmbH	Germany
Premiere Conferencing Limited	New Zealand
Premiere Conferencing Pte. Ltd.	Singapore
Premiere Conferencing Pty Limited	Australia
Premiere Conferencing Networks, Inc.	Georgia
Premiere Technologies (United Kingdom) Limited	United Kingdom
PTEK Communications Limited	United Kingdom
Ptek Investors I LLC	Delaware
PTEK Services, Inc.	Delaware
Ptek Ventures I LLC	Delaware
Ptek, Inc.	Georgia
Swift Global Communications (HK) Limited	Hong Kong
Swift Global Communications, Inc.	Delaware
Swift Global International Ltd.	New York
Transmit International Limited	United Kingdom
ViTel Bureau Services Limited	United Kingdom
ViTel Limited	United Kingdom
Voice-Tel Enterprises, LLC	Delaware
Voice-Tel of Canada Ltd.	Canada
Voice-Tel of New Zealand Limited	New Zealand
Voice-Tel Pty Ltd.	Australia
Xpedite Communications and Data Services GmbH	Austria
Xpedite IN Services GmbH	Germany
Xpedite Ltd.	Korea
Xpedite Network Services, Inc.	Georgia
Xpedite Systems Inc. (M) Sdn Bhd	Malaysia
Xpedite Systems AG	Switzerland
Xpedite Systems Canada, Inc.	Canada
Xpedite Systems Finance S.N.C.	France
Xpedite Systems GmbH	Germany
Xpedite Systems Holdings (UK) Limited	United Kingdom
Xpedite Systems Holdings GmbH	Germany

Xpedite Systems Holdings S.A.R.L.	France
Xpedite Systems Limited	New Zealand
Xpedite Systems Limited	England
Xpedite Limited	Hong Kong
Xpedite Systems NV/SA	Belgium
Xpedite Systems Participation E.U.R.L.	France
Xpedite Systems Pte. Ltd.	Singapore
Xpedite Systems Pty Limited	Australia
Xpedite Systems S.r.l.	Italy
Xpedite Systems Spain, S.A.	Spain
Xpedite Systems Worldwide, Inc.	Delaware
Xpedite Systems, Inc.	Delaware
Xpedite Systems, S.A.	France
Xpedite, Inc.	Japan

Schedule II

CIBC World Markets Corp.	$60,000,000
UBS Securities LLC	15,000,000
Total	$75,000,000

Schedule III

American Teleconferencing Services, Ltd. (d/b/a Premiere Conferencing)

Premiere Communications, Inc.

Xpedite Systems, Inc.